Exhibit 99.1

Omnicom and Interpublic Clear FTC Antitrust Review

NEW YORK, June 23, 2025 – Omnicom (NYSE: OMC) and Interpublic (NYSE: IPG) today announced that the U.S. Federal Trade Commission (FTC) has concluded its antitrust review of Omnicom’s proposed acquisition of Interpublic and reached agreement with Omnicom and IPG on a mutually acceptable consent order.

“We are delighted that our transaction with Interpublic has cleared this significant regulatory hurdle,” said John Wren, Chairman & CEO of Omnicom. “This is an important step toward the completion of the proposed acquisition and creating a new era in which we help clients grow with a comprehensive range of marketing and sales solutions, incorporating both creativity and technology. We continue to look forward to obtaining the remaining regulatory approvals and closing in the second half of this year, consistent with our expectations when we announced this transaction.”

“Today’s news is a notable step forward in the process of combining our companies and their deep pools of talent, complementary capabilities, and geographic strengths,” added Philippe Krakowsky, CEO of Interpublic. “Together with John and as part of his team, we will be exceptionally well-positioned to meet the evolving needs of clients in a consumer and media landscape being transformed by technology and data.”

With the agreed consent order, which is publicly available on the FTC’s website at www.ftc.gov, on June 23, 2025, the FTC granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The consent order is now subject to a 30-day public comment period and then final acceptance by the FTC.

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About Omnicom

Omnicom (NYSE: OMC) is a leading provider of data-inspired, creative marketing and sales solutions. Omnicom’s iconic agency brands are home to the industry’s most innovative communications specialists who are focused on driving intelligent business outcomes for their clients. The company offers a wide range of services in advertising, strategic media planning and buying, precision marketing, retail and digital commerce, branding, experiential, public relations, healthcare marketing and other specialty marketing services to over 5,000 clients in more than 70 countries. For more information, visit www.omnicomgroup.com.

About IPG

Interpublic (NYSE: IPG) (www.interpublic.com) is a values-based, data-fueled, and creatively driven provider of marketing solutions. Home to some of the world’s best-known and most innovative communications specialists, IPG global brands include Acxiom, Craft, FCB, FutureBrand, Golin, Initiative, IPG Health, IPG Mediabrands, Jack Morton, KINESSO, MAGNA, McCann, Mediahub, Momentum, MRM, MullenLowe, Octagon, UM, Weber Shandwick and more.

Contacts

Omnicom Media: Joanne Trout joanne.trout@omnicomgroup.com Interpublic Media: Tom Cunningham tom.cunningham@interpublic.com	Omnicom Investors: Gregory Lundberg greg.lundberg@omnicomgroup.com Interpublic Investors: Jerry Leshne jleshne@interpublic.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, included in this press release, including those that address activities, events or developments that Omnicom or Interpublic expects, believes or anticipates will or may occur in the future, are forward-looking statements. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “continue,” “could,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “potential,” “predict,” “project,” “would” or the negative thereof and similar expressions. No assurances can be given that the forward-looking statements contained in this press release will occur as projected and actual results may differ materially from those included in this press release. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those included in this press release. These risks and uncertainties include, without limitation: remaining regulatory approvals required for the acquisition (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the acquisition); the risk that the conditions imposed by the FTC’s consent order could adversely affect the combined company or the expected benefits of the acquisition; the risk that an event, change or other circumstance could result in the termination of the acquisition; the risk that a condition to closing of the acquisition may not be satisfied; the risk of delays in completing the acquisition; the risk that the acquisition may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code as intended; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the acquisition may not be fully realized or may take longer to realize than expected; the risk that any announcement or news coverage relating to the acquisition could have adverse effects on the market price of Omnicom common stock or Interpublic common stock; the risk of litigation related to the acquisition; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the risk that management’s time spent on the acquisition and integration may reduce their availability for ongoing business operations and opportunities; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the acquisition; the dilution caused by Omnicom’s issuance of additional shares of its capital stock in connection with the acquisition; adverse economic conditions or a deterioration or disruption in the credit markets; the risk of losses on media purchases and production costs; risks related to reductions in spending from Omnicom or Interpublic clients or a slowdown in payments by such clients; risks related to each company’s ability to attract new clients and retain existing clients; changes in client advertising, marketing, and corporate communications requirements; risks related to the inability to manage potential conflicts of interest between or among clients of each company; unanticipated changes related to competitive factors in the advertising, marketing, and corporate communications industries; unanticipated changes related to, or an inability to hire and retain, key personnel at either company; currency exchange rate fluctuations; risks related to reliance on information technology systems and risks related to cybersecurity incidents; risks and challenges presented by utilizing artificial intelligence technologies and related partnerships; changes in legislation or governmental regulations; risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; risks related to international operations, including currency repatriation restrictions, social or political conditions and regulatory environment; risks related to environmental, social, and governance goals and initiatives; and other risks inherent in Omnicom’s and Interpublic’s businesses. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect Omnicom’s and Interpublic’s businesses, including those described in Omnicom’s and Interpublic’s respective Annual Reports on Form 10-K and in other documents filed from time to time with the Securities and Exchange Commission. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Omnicom nor Interpublic undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.